UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4525

T. Rowe Price California Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 29

Date of reporting period: February 29, 2012

Item 1. Report to Shareholders

California Tax-Free Bond Fund	February 29, 2012

The views and opinions in this report were current as of February 29, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced excellent returns in the 6- and 12-month periods ended February 29, 2012. In the second half of the funds’ fiscal year, municipals rallied with U.S. Treasuries—led by long-term bonds—as year-over-year issuance declined and as last year’s fears of widespread defaults subsided, despite the largest municipal bankruptcy in U.S. history in Jefferson County, Alabama. The Federal Reserve’s extraordinarily accommodative monetary policy kept short-term interest rates near 0%, keeping the California Tax-Free Money Fund return roughly flat over the past year, in line with its peers. The California Tax-Free Bond Fund enjoyed a strong gain, but its conservative positioning caused it to lag its benchmark average of similar funds.

MARKET ENVIRONMENT

The U.S. economy strengthened in the fourth quarter of 2011 and grew moderately in the early months of 2012, defying expectations that the ongoing sovereign debt crisis in Europe would weigh heavily on the domestic economic recovery. The labor market recovery has been firming, with nonfarm payrolls increasing 245,000 on average in the three months through February and the national unemployment rate dipping to 8.3%, the lowest level since early 2009. Corporate profit growth remains healthy, and manufacturing activity has been increasing moderately. The housing market is still weak, however, and the Federal Reserve remains cautious about the durability of the economy.

To support the recovery with low long-term interest rates, the Fed initiated a “maturity extension program” in September 2011 through which it would purchase $400 billion in longer-term Treasuries and sell issues maturing in three years or less through June 2012. Also, after the Fed’s monetary policy meeting in January, central bank officials projected that short-term rates will remain low at least until late 2014—versus previous expectations of low rates lasting through mid-2013—and expressed a willingness to provide additional stimulus if the economic outlook deteriorates.

The municipal yield curve flattened over the last year, with long-term yields falling significantly while shorter-term yields continued to grind their way closer to 0%. Nevertheless, with municipal yields comparable with or higher than Treasury yields, tax-free securities are an attractive alternative for fixed income investors. As of February 29, 2012, the 3.23% yield offered by a 30-year tax-free municipal bond rated AAA was about 104% of the 3.09% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 4.49% in order to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Municipal issuance in 2011 totaled only $295 billion, according to The Bond Buyer—the lowest level seen in a decade. Contributing factors include the absence of the Build America Bond program and a pervasive sentiment toward fiscal austerity, which could keep issuance somewhat subdued in 2012. While the $43 billion in year-to-date long-term issuance is higher than it was at this point in 2011, much of it reflects municipalities refinancing their debts to take advantage of low long-term interest rates rather than net new issuance. Issuance may stay on the low side of estimates as state and local governments have been conservative about adding to indebtedness, despite prevailing low yields.

Demand for municipal securities in early 2011 was weak but picked up as the year progressed. Municipal bond fund cash flows, which were negative in the first half of 2011, turned positive in the second half as risk-averse investors realized that municipals were still a high-quality asset class. In recent months, cash flows have been strong.

Many states continue to face fiscal difficulties and have been forced to raise taxes and fees and cut spending to close budget deficits. We believe many states deserve high credit ratings, and we do not see a near-term threat to their ability to continue servicing their outstanding debts. However, we have longer-term concerns about potentially onerous future pension obligations and other retirement benefits.

Municipal bond performance in the last six months and throughout the fund’s fiscal year was generally driven by investors’ search for higher yields in a low interest rate environment. In both periods, long- and intermediate-term bonds outperformed short-term securities, while lower-quality investment-grade issues, especially A rated bonds, outpaced higher-grade municipals. Among revenue bonds, tobacco and health care were two of the top-performing segments. We continue to underweight tobacco bonds because of declining long-term tobacco consumption trends, and while we are overweight health care in most portfolios, we are very selective in this sector, particularly hospitals, as the implementation of health care reform may put pressure on already thin hospital profit margins. Prerefunded bonds, which are backed by U.S. Treasuries, produced mild gains in both periods due to their high-quality and short-term characteristics.

CALIFORNIA MARKET NEWS

California’s recovery remained fragile as economic indicators continued to be mixed. Nonfarm employment rose 1.4% to 14.1 million jobs last year but stayed below the 2007 peak of 15.2 million. The technology sector appeared to be leading California’s recovery, posting a robust 6.7% employment gain in 2011. California’s average jobless rate was 11.8% in 2011—an improvement from the prior year’s unemployment rate of 12.3% but still higher than the national rate of 9.0%. Housing continued to weigh on the state’s economy, with the median price for a single family home declining 4.0% to $267,000 in January 2012 from the prior-year period, according to the California Association of Realtors.

Governor Jerry Brown released his proposed fiscal 2013 budget, which includes various revenue-raising measures and spending cuts. The governor projected that general fund revenues would increase 7.7% to $95.4 billion over estimated fiscal 2012 levels while spending was expected to increase 7.0% to $92.6 billion. The proposed budget closes a $9.2 billion structural deficit and provides for a $1.1 billion reserve.

Moody’s rates California’s general obligation (GO) bonds A1 while Fitch rates the bonds A-. Both agencies have a stable outlook for their ratings. Standard & Poor’s rates the state’s GO debt A-, but the agency recently upgraded its outlook from stable to positive. California issues lease- and appropriation-backed debt, which is typically rated one notch below the GO pledge. As of February 1, 2012, California had $73.1 billion of GO debt along with $12.4 billion of outstanding Proposition 1A receivables and lease- and appropriation-backed bonds.

PORTFOLIO STRATEGIES

California Tax-Free Money Fund
The California Tax-Free Money Fund returned 0.01% for the 6- and 12-month periods ended February 29, 2012. These results were broadly in line with the Lipper California Tax-Exempt Money Market Funds Average. All money market rates continue to be closely tied to the Federal Reserve’s fed funds target rate of 0.00% to 0.25%.

With the Federal Reserve’s 0% interest rate policy now in effect for more than three years and showing no signs of abating, municipal money market rates offer minimal return for investors. Among other things, the Fed policy aims to incentivize investors to shift assets away from lower-risk money funds toward higher-risk alternatives. As a result, money fund assets have declined significantly from their 2008 peaks. Municipal money rates continued to compress around 0%. Overall, rates across the money market curve were lower compared with those in effect during our last report at the end of August. Overnight rates averaged 0.08% during the six-month period compared with 0.12% in the prior period, while seven-day rates averaged 0.11% compared with 0.17%.

One interesting sidebar in municipal money markets has been the rising popularity of tax-exempt municipal variable rate demand notes (VRDNs) within taxable money funds. The Securities and Exchange Commission requires money funds to maintain significant overnight and seven-day liquidity, and VRDNs perform that function nicely. Moreover, yields on tax-exempt VRDNs were comparable with taxable yields for quite some time. These attributes created significant demand for VRDNs and have contributed to the push to lower yields.

Credit quality remains a key focus in managing the fund, with respect to municipal issuers as well as the banks that provide credit and liquidity support for many municipal securities. The state of California remains a concern for us and, therefore, is not held in the fund. Our largest positions are in high-quality hospitals and essential services, such as water and sewer systems. Housing bonds guaranteed by Fannie Mae and Freddie Mac also account for a significant portion of our holdings. Because of our concerns about ratings downgrades for Bank of America and Citibank, we prefer other banks such as JPMorgan Chase to provide credit and liquidity enhancement. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Recent headlines have suggested that regulators may be considering further changes to rules overseeing money funds. We continue to monitor such a possibility but are unclear as to the benefits of some proposals. Despite the challenges of low rates, a difficult credit environment, and the risk of increased regulation, we continue to focus on managing the fund with an emphasis on quality and principal stability.

California Tax-Free Bond Fund
The California Tax-Free Bond Fund returned 7.16% for the six months and 14.47% for the 12 months ended February 29, 2012. The gains reflect the municipal bond market’s strong comeback in 2011 after some analysts’ predictions of widespread defaults proved false. However, returns in both periods trailed the Lipper peer group average due to the fund’s more conservative positioning.

Since our last report at the end of August, we reduced the fund’s cash holdings and overweight allocation to bonds with maturities of less than two years, which weighed on performance. Because we remain cautious of the very low yields of intermediate-term bonds, our new purchases were focused on bonds in the 20-year range, where we found yields more compelling given the steep difference between short- and long-term yields. The fund continues to be overweight in longer-dated bonds relative to the benchmark, but some of our peers had significantly greater exposure to long bonds and benefited more from their strong performance in the period. The fund’s duration—a measure of its sensitivity to interest rate changes—was managed slightly longer to neutral versus the benchmark but shorter relative to the peer group. Since our August report, the fund’s weighted average maturity increased by a full year to 16.2 years.

The state of California resumed borrowing in the fall of 2011 after issuing no debt for a prolonged period. The overall decline in new state issuance caught the market off guard and caused California GO debt to outperform the revenue sector. Our cautious credit outlook for California kept us underweight in GO bonds with a bias toward revenue bonds, which lagged on a relative basis. We reduced our underweight in state-issued bonds by actively buying new issues as California’s economic outlook improved. California still faces budget challenges, however, and we remain underweight in both state and local GO debt as budget deficits linger. Cuts in state aid to localities also remain a concern. Our underweight in local GOs—particularly in zero-coupon bonds, which were heavily issued and rallied over the past year—hurt the fund’s comparison with its peer group.

The fund’s overall quality diversification was relatively unchanged. Our greatest exposure is in AA followed by A rated credits. Our conservative posture caused the fund to lag its peer group, as BBB rated and lower-quality credits fared best over the period.

We believe health care offered the greatest relative value, and it remained the fund’s largest sector. We relied on our credit research team to add hospital issuers offering sound credit metrics for their respective ratings, and these issues fortunately ranked among the year’s best performers. There were no significant changes in sector exposures. We slightly increased our allocation to transportation, the fund’s second-largest sector. Our transportation holdings are dominated by airport revenue bonds, which experienced increased issuance in recent years as issuers took advantage of an alternative minimum tax holiday that has since expired. The fund has very little exposure to lower-rated toll roads, which were top performers in both the transportation sector and California municipal market. We decreased our exposure to U.S. territory bonds, namely Puerto Rico, due to concerns about elevated borrowing and burdensome debt loads.

Fund holdings that performed best over the past year were bonds with long durations—particularly zero-coupon bonds and bonds with longer maturities. Lower-quality and BBB rated bonds outpaced their higher-quality counterparts. Hospitals, prepaid gas bonds, and Puerto Rico bonds were among the standouts. High-quality holdings, such as prerefunded bonds maturing within three years, contributed least to performance.

OUTLOOK

While we are pleased with the tremendous performance of municipal bonds over the last year, we believe that returns in 2012 will moderate, as the credit and economic environment for municipalities is likely to remain challenging. Modest economic growth and improving income and sales tax revenues are providing some support for state and local governments. However, tax revenues remain below previous peaks, and cutbacks in state support and downward pressure on property tax revenues could keep local municipal issuers vulnerable. If the economy slides back into a recession—which we are not currently predicting—municipalities will face even tougher challenges.

State and local government liabilities, such as pension benefits and health care costs, are a growing long-term concern. Maintaining balanced budgets and addressing these long-term concerns require careful and dedicated work by state and local officials. These efforts will need to continue—with or without additional federal government assistance.

We continue to believe that the municipal bond market is a high-quality market, with good opportunities for long-term investors. While we are comforted somewhat by Federal Reserve assurances that interest rate hikes are not imminent and by the demonstrated ability of states to balance their budgets in tough times, we are mindful that municipal yields are at or near historic lows and that there is the potential for losses if rates start to rise in response to stronger economic growth or inflation. With rates at such low levels, we are guarded in our interest rate outlook and careful with any investment shift that might increase our portfolios’ interest rate sensitivity.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals—an investment strategy that has served our investors well in the past.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

March 12, 2012

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Barclays U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 98.9%		
CALIFORNIA 96.1%		
Anaheim PFA, 5.375%, 10/1/36	2,500	2,871
Antioch PFA, 5.85%, 9/2/15	1,765	1,769
Bay Area Toll Auth., 5.625%, 4/1/44	3,000	3,383
Brea PFA, Redev. Agency, Tax Allocation, 7.125%, 9/1/26	1,200	1,299
Burbank Glendale Pasadena Airport Auth., 5.00%, 7/1/25 (1)(2)	1,000	1,036
California, Economic Recovery, 5.00%, 7/1/22	1,000	1,155
California, Economic Recovery, 5.25%, 7/1/13	2,000	2,129
California, Economic Recovery, 5.25%, 7/1/21	2,500	3,070
California, GO, 5.00%, 9/1/31	3,000	3,328
California, GO, 5.50%, 3/1/40	1,880	2,084
California, Veterans Housing, GO, 5.05%, 12/1/36 (2)	2,000	2,030
California Dept. of Water Resources 5.50%, 5/1/14 (Prerefunded 5/1/12) (1)(3)	3,750	3,822
California Dept. of Water Resources, 7.00%, 12/1/12	720	756
California Dept. of Water Resources, Series A1 7.00%, 12/1/12 (4)	10	11
California Dept. of Water Resources, Series A2 7.00%, 12/1/12(4)	270	284
California Dept. of Water Resources, Power Supply 5.00%, 5/1/22	3,000	3,496
California Dept. of Water Resources, Power Supply, Series L 5.00%, 5/1/22	2,000	2,429
California EFA, Chapman Univ., 5.00%, 4/1/31	1,750	1,909
California EFA, Univ. of Southern California, 5.25%, 10/1/38	3,250	3,708
California EFA, Univ. of the Pacific, 5.00%, 11/1/21	1,000	1,075
California HFA, Catholic Healthcare West, Dignity Health 5.00%, 7/1/28 (Tender 7/2/12)	1,500	1,523
California HFA, Catholic Healthcare West, Dignity Health 5.625%, 7/1/32	3,605	3,857
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/16	350	396

California HFA, Cedars-Sinai Medical Center, 5.00%, 8/15/21	1,000	1,199
California HFA, Cedars-Sinai Medical Center, 5.00%, 8/15/39	2,490	2,594
California HFA, Providence Health & Services 6.50%, 10/1/38 (Prerefunded 10/1/18) (3)	65	87
California HFA, Providence Health & Services, 6.50%, 10/1/38	3,385	3,978
California HFA, Scripps Health, 5.50%, 10/1/20	2,000	2,413
California HFA, Sutter Health, 5.25%, 8/15/31	4,700	5,370
California Housing Fin. Agency, Single Family, 5.55%, 8/1/33 (2)	2,510	2,557
California Infrastructure & Economic Dev. Bank Independent System Operator, 6.25%, 2/1/39	2,000	2,218
California Infrastructure & Economic Dev. Bank J. Paul Getty Trust, 2.25%, 10/1/47 (Tender 4/2/12)	750	751
California Infrastructure & Economic Dev. Bank J. Paul Getty Trust, VRDN, 0.12%, 10/1/47	1,600	1,600
California Infrastructure & Economic Dev. Bank Pepperdine Univ., 5.00%, 11/1/28	430	491
California Infrastructure & Economic Dev. Bank Scripps Research Institute, 5.75%, 7/1/30	1,000	1,002
California Municipal Fin. Auth., Cancer Center of Santa Barbara 5.00%, 6/1/31 (5)	1,410	1,384
California Municipal Fin. Auth., Community Hosp. of Central California, 5.00%, 2/1/14	1,790	1,880
California Pollution Control Fin. Auth., Waste Management, PCR 5.00%, 7/1/27 (2)	2,000	2,038
California Pollution Control Fin. Auth., Waste Management, PCR 5.40%, 4/1/25 (2)	1,000	1,039
California Public Works Board, 5.00%, 10/1/31	1,200	1,262
California Public Works Board, 5.25%, 3/1/21 (1)	2,455	2,462
California Public Works Board, 5.25%, 10/1/27	2,000	2,200
California Public Works Board, Dept. of Corrections 5.25%, 6/1/28	1,000	1,022
California Public Works Board, Dept. of Corrections 5.50%, 6/1/23	2,000	2,062

California Public Works Board, Mental Health, 5.50%, 6/1/23	2,500	2,673
California Public Works Board, Univ. of California Regents 5.00%, 10/1/26	1,350	1,469
California Public Works Board, Univ. of California Regents 5.00%, 12/1/28	4,000	4,570
California Public Works Board, Univ. of California Regents 5.50%, 6/1/14	1,540	1,620
California State Univ. Trustees, 5.00%, 11/1/23 (6)	4,000	4,365
California State Univ. Trustees, 5.50%, 11/1/16 (1)	80	83
California State Univ. Trustees 5.50%, 11/1/16 (Prerefunded 11/1/12) (1)(3)	1,420	1,470
California Statewide CDA, American Baptist Homes of the West 6.25%, 10/1/39	2,690	2,841
California Statewide CDA, Cottage Health, 5.00%, 11/1/40	3,350	3,501
California Statewide CDA, Enloe Medical Center 5.75%, 8/15/38	1,365	1,453
California Statewide CDA, Front Porch Communities (Internext) 5.125%, 4/1/37 (7)	2,700	2,556
California Statewide CDA, Huntington Memorial Hosp. 5.00%, 7/1/27	2,000	2,061
California Statewide CDA, Memorial Health Services 6.00%, 10/1/23	1,600	1,683
California Statewide CDA, Polytechnic School, 5.00%, 12/1/29	2,500	2,733
California Statewide CDA, Polytechnic School, 5.00%, 12/1/34	1,000	1,074
California Statewide CDA, Rady Children's Hosp., VRDN 0.09%, 8/15/47	1,610	1,610
California Statewide CDA, Southern California Edison, IDRB 4.10%, 4/1/28 (Tender 4/1/13) (8)	2,800	2,907
California Statewide CDA, Sutter Health, 5.50%, 8/15/28	1,430	1,461
California Statewide CDA, Trinity Health Corp., 5.00%, 12/1/41	5,000	5,392
California Tobacco Securitization Agency, Tobacco Industry STEP, 5.25%, 6/1/21	2,755	2,563
California Tobacco Securitization Agency, Tobacco Gold Country Funding, 5.75%, 6/1/27 (Prerefunded 6/1/12) (3)	295	299

Capistrano Unified School Dist., No. 90-2 Talega 5.875%, 9/1/23	1,300	1,328
Capistrano Unified School Dist., No. 90-2 Talega 6.00%, 9/1/32 (Prefunded 9/1/13) (3)	1,250	1,358
Carson Redev. Agency, Tax Allocation, 7.00%, 10/1/36	1,250	1,435
Castaic Lake Water Agency, 7.00%, 8/1/12 (6)	1,000	1,027
Castaic Lake Water Agency, 7.00%, 8/1/13 (6)	1,700	1,850
Castaic Union School Dist., GO, Zero Coupon, 5/1/18 (9)	4,175	3,272
Chula Vista Industrial Dev., PCR, San Diego Gas & Electric 5.50%, 12/1/21 (2)	3,000	3,220
Fillmore PFA., Sewer System, 5.00%, 5/1/37 (10)	3,000	3,037
Foothill/ Eastern Transportation Corridor Agency 5.75%, 1/15/40 (6)	1,890	1,858
Foothill/ Eastern Transportation Corridor Agency Zero Coupon, 1/1/17 (4)	2,000	1,912
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.625%, 6/1/38 (Prefunded 6/1/13) (3)	5,500	5,867
Intermodal Container Transfer Fac., Long Beach Harbor 5.75%, 11/1/14 (1)	1,500	1,686
Jefferson Union High School Dist., GO, 6.45%, 8/1/25 (6)	1,250	1,616
Jefferson Union High School Dist., GO, 6.45%, 8/1/29 (6)	1,000	1,289
Lincoln, Community Fac. Dist.,Special Tax #2003-1 6.00%, 9/1/34 (Prefunded 9/1/13) (3)	445	491
Long Beach, Airport, 5.00%, 6/1/40	3,000	3,144
Long Beach Harbor, 6.00%, 5/15/17 (2)(9)	1,000	1,220
Los Angeles County Metropolitan Transportation Auth., VRDN 0.12%, 7/1/25	1,000	1,000
Los Angeles County Public Works Fin. Auth., 5.00%, 12/1/27 (6)	4,170	4,457
Los Angeles County Public Works Fin. Auth., Rowland Heights 5.50%, 10/1/18 (11)	1,050	1,200
Los Angeles Dept. of Water & Power, 5.00%, 7/1/31 (1)	5,000	5,423
Los Angeles Harbor, 7.60%, 10/1/18 (4)	2,335	2,833
Los Angeles Int'l Airport, 5.00%, 5/15/28	5,000	5,727

Los Angeles Int'l. Airport, 5.125%, 5/15/33	5,500	5,969
Los Angeles Wastewater 5.00%, 6/1/25 (Prerefunded 6/1/12) (3)(9)	2,500	2,531
Modesto Irrigation Dist., COP, 5.00%, 7/1/23 (11)	3,030	3,161
Mountain View Shoreline Regional Park Commission 5.75%, 8/1/40	1,500	1,633
Northern California Power Agency, Hydroelectric 5.00%, 7/1/32	1,400	1,572
Oakland, GO, 5.00%, 1/15/26 (1)	2,445	2,611
Oceanside Unified School Dist., Zero Coupon, GO, 8/1/28 (10)	5,000	2,283
Orange County Sanitation Dist., VRTR, 0.16%, 2/1/15	1,075	1,075
Orange County Sanitation Dist., COP, 5.00%, 2/1/35	2,000	2,202
Padre Dam Municipal Water Dist., COP, 5.25%, 10/1/39	3,000	3,288
Palm Springs, Int'l. Airport, 5.35%, 7/1/15 (2)	455	463
Palm Springs, Int'l. Airport, 5.55%, 7/1/28 (2)	475	415
Palm Springs, Int'l. Airport, 6.00%, 7/1/18 (2)	250	251
Palm Springs, Int'l. Airport, 6.40%, 7/1/23 (2)	250	242
Palm Springs, Int'l. Airport, 6.50%, 7/1/27 (2)	265	255
Palo Alto, Univ. Avenue Off-Street Parking Assessment 5.00%, 9/2/26	975	1,064
Palo Alto, Univ. Avenue Off-Street Parking Assessment 5.00%, 9/2/27	500	542
Palo Alto, Univ. Avenue Off-Street Parking Assessment 5.00%, 9/2/28	585	630
Palomar Pomerado Health, GO, Zero Coupon, 8/1/25 (10)	5,000	2,763
Pasadena, 6.25%, 1/1/18	1,530	1,752
Pasadena, COP, 5.00%, 2/1/33	1,595	1,726
Pittsburg Unified School Dist., GO, 5.625%, 8/1/39 (11)	2,400	2,700
Placentia PFA, 5.75%, 9/1/15 (1)	3,160	3,434
Placentia-Yorba Linda Unified School Dist. 5.375%, 8/1/18 (Prerefunded 8/1/12) (3)(9)	1,000	1,022
Port of Oakland, 5.00%, 11/1/24 (2)(6)	3,000	3,148

Port of Oakland, 5.125%, 5/1/30 (2)(6)	1,325	1,403
Port of Oakland, 5.125%, 5/1/31 (2)(6)	1,250	1,318
Poway Unified School Dist. Improvement Dist. #2007-1, GO Zero Coupon, 8/1/30	3,800	1,558
Rancho Cucamonga Redev. Agency, 5.00%, 9/1/34 (6)	1,005	1,000
Ridgecrest Redev. Agency, 6.25%, 6/30/37	2,000	2,156
Riverside County Community College 5.50%, 8/1/29 (Prerefunded 8/1/14) (3)(6)	3,215	3,620
Riverside County Redev. Agency, Housing Set-Aside 6.00%, 10/1/39	2,250	2,381
Riverside County Redev. Agency, Interstate 215 Corridor 6.50%, 10/1/40	1,000	1,090
Riverside County Redev. Agency, Tax Desert Community 6.00%, 10/1/37	2,225	2,337
Roseville, Water Utility, 5.00%, 12/1/19 (6)	750	848
Roseville Natural Gas Fin. Auth., Merrill Lynch, 5.00%, 2/15/21	1,145	1,213
Roseville Natural Gas Fin. Auth., Merrill Lynch, 5.00%, 2/15/26	1,000	1,036
Sacramento City Fin. Auth., 5.00%, 12/1/21 (9)	3,985	4,323
Sacramento City Fin. Auth., 5.40%, 11/1/20	6,000	6,925
Sacramento Cogeneration Auth., Procter & Gamble 5.00%, 7/1/19	700	840
Sacramento Cogeneration Auth., Procter & Gamble 5.25%, 7/1/20	700	854
Sacramento County Sanitation Dist. Fin. Auth., VR 0.883%, 12/1/35 (9)	1,000	696
Saddleback Valley Unified School Dist. PFA, 6.00%, 9/1/15 (11)	1,375	1,585
San Buenaventura, Community Memorial Health 8.00%, 12/1/31	1,300	1,538
San Diego County Regional Airport Auth., 5.00%, 7/1/40	3,000	3,213
San Diego Public Fac. Fin. Auth., Sewer Utility, 5.25%, 5/15/39	2,500	2,805
San Diego Public Fac. Fin. Auth., Sewer Utility, 5.50%, 5/15/23	2,000	2,443
San Diego Public Fac. Fin. Auth., Water Utility, 5.25%, 8/1/38	4,000	4,436

San Diego Public Fac. Fin. Auth., Water Utility, 5.75%, 8/1/35	3,500	4,131
San Diego Redev. Agency, Naval Training Center Redev. Agency Tax Allocation, 5.50%, 9/1/30	1,000	1,046
San Diego Redev. Agency, Naval Training Center Redev. Agency Tax Allocation, 5.75%, 9/1/40	2,000	2,083
San Francisco City & County Airports Commission 5.00%, 5/1/35	1,300	1,405
San Francisco City & County Airports Commission 5.00%, 5/1/40	2,000	2,153
San Francisco City & County Airports Commission 5.25%, 5/1/25 (10)	1,500	1,734
San Francisco City & County Airports Commission 6.00%, 5/1/39	3,000	3,466
San Francisco City & County Redev., Mission Bay North 6.50%, 8/1/27	405	461
San Francisco City & County Redev., Mission Bay North 6.50%, 8/1/39	750	828
San Francisco City & County Redev., Mission Bay North 6.75%, 8/1/33	410	469
San Francisco City & County Redev., Mission Bay South 5.15%, 8/1/35	1,000	957
San Francisco City & County Redev., Mission Bay South 6.625%, 8/1/27	330	373
San Francisco City & County Redev., Mission Bay South 7.00%, 8/1/33	500	568
San Jose, El Parador Apartments, 6.10%, 1/1/31 (2)	1,510	1,505
San Jose Redev. Agency, 5.50%, 8/1/35	2,100	2,147
San Mateo, Bay Meadows Community Fac. Dist. #2008-1 6.00%, 9/1/42	2,000	2,042
San Mateo County Community College Dist., GO Zero Coupon, 9/1/29 (6)	5,000	2,350
Santa Monica Redev. Agency, Earthquake Recovery 5.875%, 7/1/36	1,390	1,603
Santa Monica Redev. Agency, Earthquake Recovery 5.875%, 7/1/42	1,500	1,724

Solano County, 5.25%, 11/1/24 (Prerefunded 11/1/12) (3)(6)	2,500	2,585
Southern California Public Power Auth., 5.00%, 7/1/35	2,000	2,191
Southern California Public Power Auth., 5.00%, 7/1/40	2,075	2,259
Southern California Public Power Auth., 6.75%, 7/1/12	1,700	1,735
Southern California Public Power Auth., Los Angeles Dept. of Water & Power, 5.00%, 7/1/29	4,500	5,170
Sunnyvale, Solid Waste Management, 5.50%, 10/1/17 (1)(2)	1,890	1,996
Tobacco Securitization Auth. of Southern California Tobacco Industry, 5.125%, 6/1/46	2,500	1,831
Torrance, Torrance Memorial Medical Center, 5.00%, 9/1/40	2,000	2,046
Univ. of California Regents Medical Center, 5.00%, 5/15/26	2,225	2,540
Univ. of California Regents Medical Center, VRDN 0.08%, 5/15/32	1,020	1,020
Vista, COP, 5.00%, 5/1/37 (6)	1,415	1,443
Walnut Energy Center Auth., Turlock Irrigation Dist. 5.00%, 1/1/35	3,000	3,179
Washington Township Health Care Dist., 6.25%, 7/1/39	1,500	1,677
Washington Unified School Dist., COP, 5.125%, 8/1/37 (1)	2,000	2,076
West Sacramento Fin. Auth., 5.00%, 9/1/26 (8)	2,370	2,513
Whittier Health Fac., Presbyterian Intercommunity Hosp. 5.00%, 6/1/16	2,000	2,250
Whittier Health Fac., Presbyterian Intercommunity Hosp. 5.60%, 6/1/22 (Prerefunded 6/1/12) (3)	2,500	2,560
		358,129

PUERTO RICO 1.5%

Puerto Rico, 5.25%, 7/1/27 (Prerefunded 7/1/16) (3)	860	1,037
Puerto Rico Ind., Tourism, Ed., Medical & Environmental Ascension Health, Hosp. de la Concepcion, 6.375%, 11/15/15	410	412
Puerto Rico Municipal Fin. Agency, GO, 5.00%, 8/1/18 (12)	1,325	1,410
Puerto Rico Sales Tax Fin. Corp., 5.375%, 8/1/39	1,025	1,107

Puerto Rico Sales Tax Fin. Corp., 6.00%, 8/1/39	1,040	1,195
Puerto Rico Sales Tax Fin. Corp, VR, 1.296%, 8/1/57	1,000	571
		5,732
VIRGIN ISLANDS 1.1%		
Virgin Islands PFA, 5.00%, 10/1/13	1,045	1,092
Virgin Islands PFA, 5.00%, 10/1/25	2,000	2,144
Virgin Islands PFA, Diageo, 6.75%, 10/1/37	850	976
		4,212
GUAM 0.2%		
Guam, Gov't. Obligation, 5.75%, 12/1/34	500	532
		532
Total Municipal Securities (Cost $342,388)		368,605
Total Investments in Securities		
98.9% of Net Assets (Cost $342,388)		**$ 368,605**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Insured by AMBAC Assurance Corp.
(2) Interest subject to alternative minimum tax
(3) Prerefunded date is used in determining portfolio maturity.
(4) Escrowed to maturity
(5) Insured by Radian Asset Assurance Inc.
(6) Insured by National Public Finance Guarantee Corp.
(7) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $2,556 and represents 0.7% of net assets.
(8) Insured by XL Capital Assurance Inc.
(9) Insured by Financial Guaranty Insurance Company
(10) Insured by Assured Guaranty U.S. Holdings
(11) Insured by Assured Guaranty Municipal Corp.
(12) Insured by CIFG Assurance
CDA Community Development Administration/Authority
COP Certificate of Participation
EFA Educational Facility Authority

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price California Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The California Tax-Free Bond Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on September 15, 1986. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and California state income taxes by investing primarily in investment-grade California municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On February 29, 2012, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $65,593,000 and $49,878,000, respectively, for the year ended February 29, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to undistributed income on which the fund paid tax. Reclassifications between income and gain relate primarily to the character of market discount at time of sale. For the year ended February 29, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended February 29, 2012 and February 28, 2011, totaled $14,975,000 and $15,216,000, respectively, and were characterized as tax-exempt income for tax purposes. At February 29, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts for tax purposes. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after March 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s available capital loss carryforwards as of February 29, 2012, expire as follows: $419,000 in fiscal 2016, $1,021,000 in fiscal 2017, $1,679,000 in fiscal 2018, and $43,000 in fiscal 2019; $201,000 have no expiration.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 29, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 29, 2012, expenses incurred pursuant to these service agreements were $92,000 for Price Associates and $85,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of T. Rowe Price California Tax-Free Income Trust
and Shareholders of California Tax-Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of California Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price California Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 29, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 13, 2012

Tax Information (Unaudited) for the Tax Year Ended 02/29/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $14,960,000 which qualified as exempt-interest dividends.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Trustees and Officers

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1986	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent trustee oversees 136 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[136]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[46]	and T. Rowe Price International; formerly Head of U.S. Equity Sales,
Citigroup Global Markets (2005 to 2007)

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With California
Tax-Free Income Trust	Principal Occupation(s)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price
Vice President

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.;
Assistant Treasurer, T. Rowe Price Retirement
Plan Services, Inc.

Michael K. Sewell (1970)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,704,000 and $1,583,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price California Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 13, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 13, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date April 13, 2012